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                             ARTICLES SUPPLEMENTARY

                                       TO

           THE ARTICLES OF INCORPORATION OF BNY HAMILTON FUNDS, INC.

         BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: Immediately prior to the filing of these Articles Supplementary (i) the Corporation was authorized to issue twenty billion (20,000,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of twenty million dollars ($20,000,000),
         (ii) 18,200,000,000 authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's ten series as follows:

                  BNY Hamilton Equity Income Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate
                    Government Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate New
                    York Tax-Exempt Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Money Fund
                           Hamilton Class                          3,000,000,000
                           Hamilton Premier Class                  3,000,000,000
                           Hamilton Classic Class                  3,000,000,000


                  BNY Hamilton Treasury Money Fund
                           Hamilton Class                          2,000,000,000
                           Hamilton Premier Class                  2,000,000,000
                           Hamilton Classic Class                  2,000,000,000



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                  BNY Hamilton Large Cap Growth Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Small Cap Growth Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton International Equity Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate Investment Grade Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate Tax-Exempt Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

         and (iii) the remaining 1,800,000,000 authorized shares of Common Stock were undesignated as to series or class.

                  SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, and Section 2-105 of the Maryland General Corporation Law to classify and reclassify authorized but unissued shares of Common Stock and of each series thereof, the Board of Directors has (i) created the following named series of Common Stock:
         BNY Hamilton Large Cap Value Fund, BNY Hamilton Small Cap Value Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund, of which each of BNY Hamilton Large Cap Value Fund and BNY Hamilton Small Cap Value Fund is divided into two classes, which are designated as the"Institutional" class and the "Investor" class, and (ii) provided for the issuance of shares of each of the series and classes described in item (i) above. Each series and class so created shall consist, until further changed, of the number of shares allocated to such series and class by the Board of Directors as set forth below:

                  BNY Hamilton Large Cap Value Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

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                  BNY Hamilton Small Cap Value Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Large Cap Growth CRT Fund             200,000,000

                  BNY Hamilton Small Cap Growth CRT Fund             200,000,000

                  BNY Hamilton International
                     Equity CRT Fund                                 200,000,000

         with the result that the authorized shares of Common Stock are now allocated as follows:

                  BNY Hamilton Equity Income Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate
                    Government Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate New
                    York Tax-Exempt Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Money Fund
                           Hamilton Class                          3,000,000,000
                           Hamilton Premier Class                  3,000,000,000
                           Hamilton Classic Class                  3,000,000,000

                  BNY Hamilton Treasury Money Fund
                           Hamilton Class                          2,000,000,000
                           Hamilton Premier Class                  2,000,000,000
                           Hamilton Classic Class                  2,000,000,000

                  BNY Hamilton Large Cap Growth Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000



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                  BNY Hamilton Small Cap Growth Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton International Equity Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate Investment Grade Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Intermediate Tax-Exempt Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Large Cap Value Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Small Cap Value Fund
                           Institutional Class                       200,000,000
                           Investor Class                            200,000,000

                  BNY Hamilton Large Cap Growth CRT Fund             200,000,000

                  BNY Hamilton Small Cap Growth CRT Fund             200,000,000

                  BNY Hamilton International
                     Equity CRT Fund                                 200,000,000

         and the remaining 400,000,000 authorized shares of Common Stock remain undesignated as to series or class.

                  THIRD: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992 and January 22, 1997, and supplemented by Articles Supplementary, dated June 29, 1994, August 15, 1995, January 22, 1997 and April 30, 1999.



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                  FOURTH: The Corporation is registered as an open-end
         management investment company under the Investment Company Act of 1940.

                  FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue remains unchanged.

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         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on September 17, 1999.

WITNESS:                                    BNY HAMILTON FUNDS, INC.

By:  /s/ Alaina V. Metz                     By: /s/ Michael A. Grunewald
   ---------------------------                 ---------------------------
Name:  Alaina V. Metz                       Name:   Michael A. Grunewald
Title:  Assistant Secretary                 Title:  Vice President

         THE UNDERSIGNED, Michael A. Grunewald of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                       /s/ Michael A. Grunewald
                                                     ---------------------------
                                                     Name:  Michael A. Grunewald

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